SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 20, 1997




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Virginia                    33-94846-01               54-1088621
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                           23219
   (Address of principal executive offices)                      (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7060



                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The February, 1997 Statement to Investor Certificateholders was distributed March 20, 1997.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
Exhibit 1:

                    Statement to Investor Certificateholders for the period from February 1, 1997 to February 28, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIGNET HELOC TRUST 1995-A

                                       By:    SIGNET BANK




                                       By:     /s/ Suzanne Bachman
                                              Suzanne Bachman
                                              Senior Vice President




Date:  March 20, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1 Statement to Investor Certificateholders for the period February 1, 1997 to February 28, 1997.